UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B common stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Ramaco Resources, Inc. (the “Company”) filed with the Securities and Exchange Commission on September 18, 2025 (the “Original Form 8-K”). The Company is filing this Amendment to replace Exhibit 99.1 (the “Shareholder Letter”) to the Original Form 8-K with a revised Shareholder Letter reflecting: (i) the removal of certain tabulations covering development options, margin analysis, cash flow analysis, valuation, and summary of production metrics, and to make related conforming changes to the Shareholder Letter; (ii) clarification that the study prepared by the Fluor Corporation titled “Preliminary Economic Assessment” was a conceptual study, and to reference such study as the “Fluor Study”; and (iii) an explanatory note at the top of the letter explaining the foregoing revisions.

Item 9.01 has also been amended and restated in its entirety to indicate that Exhibits 23.1, 96.1, 99.2, and 99.3 were furnished or filed with the Original Form 8-K and that the Shareholder Letter is being furnished with this Amendment. Item 9.01 of this Amendment also corrects the name of Exhibit 96.1 in conjunction with the above noted changes.

Except as expressly set forth herein, this Amendment does not amend, modify or update any other disclosures contained in the Original Form 8-K, and this Amendment does not reflect events occurring after the filing date of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Weir International, Inc. (incorporated by reference to Exhibit 23.1 of the Original Form 8-K).
96.1	Technical Report Summary – Brook Mine – Critical Mineral Initial Assessment, dated September 17, 2025, with an effective date of June 30, 2025 (incorporated by reference to Exhibit 96.1 of the Original Form 8-K).
99.1	Letter to Stockholders released by Ramaco Resources, Inc. dated September 18, 2025
99.2	Press Release issued by Ramaco Resources, Inc. dated September 18, 2025 (incorporated by reference to Exhibit 99.2 of the Original Form 8-K).
99.3	Press Release issued by Ramaco Resources, Inc. dated September 18, 2025 (incorporated by reference to Exhibit 99.3 of the Original Form 8-K).
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer

Date: July 24, 2026

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